UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549 ______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 30, 2009

COGENCO INTERNATIONAL INC.
(Name of registrant as specified in its charter)

Colorado	2-87052-D	84-0194754
State of	Commission File	IRS Employer
Incorporation	Number	Identification No.

6400 South Fiddler’s Green Circle, Suite 1840 Greenwood Village, CO Address of principal executive offices

303-758-1357 Telephone number, including Area code Not applicable Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by checkmark whether registrant is a shell company as defined in Rule 12b-2 of the Exchange Act: Yes XX  No ___

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

     On March 30, 2009, at our annual meeting of shareholders our shareholders approved the Amended and Restated Articles of Incorporation that were submitted for shareholder approval. On the same day we filed the Amended and Restated Articles of Incorporation with the Colorado Secretary of State which became effective upon filing. A copy of our Amended and Restated Articles of Incorporation are filed herewith as Exhibit 3.1 and incorporated herein.

     The Amended and Restated Articles of Incorporation amended several provisions of our Articles of Incorporation as they were previously in effect. Among the effects of the amendments were:

§	An increase to our authorized capital stock by increasing both the Company’s authorized common stock to 500 million shares (from 50 million) and the authorized preferred stock to 100 million shares
(from 10 million).

§	Subject to certain conditions required by law, our shareholders are now permitted to approve corporate actions with less than unanimous written consent.

     Our Articles of Incorporation as were previously in effect were adopted prior to the adoption in 1994 of the Colorado Business Corporation Act which significantly revised the Colorado business law. The Amended and Restated Articles amended certain terms and provisions of our Articles of Incorporation so that Cogenco has greater flexibility as permitted under Colorado law. For example, our Amended and Restated Articles of Incorporation (as filed on March 30, 2009) provide that our Board of Directors may consist of as few as one person, and permit the issuance of shares of Company capital stock when and if approved by the Board of Directors, regardless of how many directors are then serving. Additionally, the Amended and Restated Articles revised and removed certain provisions from our Articles of Incorporation that our directors believed were unnecessary or obsolete.

Item 8.01. Other Events

     On March 30, 2009, we held our annual meeting of shareholders. Two proposals were submitted to the shareholders for approval, the approval of our Amended and Restated Articles of Incorporation and the election of two directors. 1,049,792 shares were present at the meeting in person or by proxy and constituted a quorum. At the meeting our shareholders elected the following persons as directors, with the votes being cast as follows:

2

Name of Director	Shares FOR	Shares
		WITHHELD
David Brenman	1,049,792	0
Robert Melnick	1,049,792	0

Our shareholders also approved our Amended and Restated Articles of Incorporation, with the votes being cast as follows:

Shares FOR	Shares AGAINST	ABSTAINED
1,049,792	0	0

Item 9.01 – Financial Statements and Exhibits

(c)	Exhibits

3.1 Amended and Restated Articles of Incorporation, filed on March 30, 2009.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 2nd day of April 2009.

Cogenco International, Inc.

By:_/s/ David W. Brenman
David W. Brenman
President